UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

AdaptHealth Corp.
(Exact name of registrant as specified in its charter)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2020

Delaware (State or other jurisdiction of incorporation)	001-38399 (Commission File Number)	82-3677704 (IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth
Meeting, PA
(address of principal executive offices)

19462
(zip code)

(610) 630-6357
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 UR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Regulation FD.

On May 5, 2020, AdaptHealth Corp. (the “Company”) issued a press release announcing financial results for the quarter ended March 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated May 5, 2020 announcing the earnings results for the quarter ended March 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 5, 2020

AdaptHealth Corp.

By:	/s/ Gregg Holst
Name: Gregg Holst
Title: Chief Financial Officer

Index to exhibits

Introductory Note: The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of AdaptHealth Corp’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit No.	Description
99.1	Press Release dated May 5, 2020 announcing the earnings results for the quarter ended March 31, 2020.

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